SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




Date of Report (Date of earliest event reported):   December 30, 1998

                               VIALOG CORPORATION
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             (Exact name of registrant as specified in its charter)


   Massachusetts                  333-44041                      04-3305282
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  (State or other                (Commission                  (I.R.S. Employer
    jurisdiction                 File Number)                Identification No.)
 of incorporation)



                    35 New England Business Center, Suite 160
                                Andover, MA 01810
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                    (Address of principal executive offices)



Registrant's telephone number, including area code    (978) 975-3700




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         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         On December 30, 1998, VIALOG Corporation ("VIALOG") entered into a definitive Merger Agreement (the "CPI Merger Agreement") with Conference Pros International, Inc. ("CPI"), an independent provider of teleconferencing services based in Houston, Texas. Pursuant to the terms of the CPI Merger Agreement, VIALOG will acquire all of the outstanding capital stock of CPI for approximately $6 million in cash plus approximately $50,000 related to tax reimbursements. In addition, VIALOG expects to incur approximately $100,000 of acquisition costs and to assume approximately $464,000 of indebtedness (based on CPI's September 30, 1998 balance sheet). CPI had net revenues of approximately $2.0 million and a loss from operations of approximately $20,000 for the fiscal year ended December 31, 1997 and had net revenues of approximately $1.8 million and income from operations of approximately $149,000 for the nine months ended September 30, 1998.

         On December  30,  1998 VIALOG  Corporation  ("VIALOG")  entered  into a definitive Merger Agreement (the "ABCI Merger Agreement") with A Better Conference, Inc. ("ABCI"), an independent provider of teleconferencing services based in Palm Springs, California. Pursuant to the terms of the ABCI Merger Agreement, VIALOG will acquire all of the outstanding capital stock of ABCI for approximately $6.2 million in cash. VIALOG also expects to incur approximately $100,000 of acquisition costs and to assume approximately $471,000 of indebtedness (based on ABCI's September 30, 1998 balance sheet). ABCI had net revenues of approximately $2.0 million and income from operations of approximately  $196,000 for the fiscal year ended  December 31, 1997 and had net revenues of approximately $2.1 million and income from operations of approximately $388,000 for the nine months ended September 30, 1998.

         The closing of the transactions described above is contingent upon the parties satisfying the conditions specified in the CPI Merger Agreement and the ABCI Merger Agreement.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                   99.1 Press Release regarding CPI and ABCI transactions dated January 15, 1998.

                  *99.2 Agreement and Plan of Reorganization By and Among VIALOG Corporation, CPI Acquisition Corporation and Conference Pros International, Inc. and Michael Burns dated as of November 30, 1998.

                  *99.3 Agreement and Plan of Reorganization By and Among VIALOG Corporation, Better Acquisition Corporation and A Better Conference, Inc and Patricia A. Cranford and Otis Cranford and Matthew Cranford dated as of December 30, 1998.

                           *Incorporated   by   reference  to  the  Exhibits  to
                           Amendment No. 3 to the registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 31, 1998. (File No. 333-53395)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                                          VIALOG CORPORATION



Date:  January 15, 1999                              By:  /s/Glenn D. Bolduc
                                                          ------------------
                                                          Glenn D. Bolduc


                                  EXHIBIT INDEX

                 Exhibit

                   99.1 Press Release regarding CPI and ABCI transactions dated January 15, 1998.

                  *99.2 Agreement and Plan of Reorganization By and Among VIALOG Corporation, CPI Acquisition Corporation and Conference Pros International, Inc. and Michael Burns dated as of November 30, 1998.

                  *99.3 Agreement and Plan of Reorganization By and Among VIALOG Corporation, Better Acquisition Corporation and A Better Conference, Inc and Patricia A. Cranford and Otis Cranford and Matthew Cranford dated as of December 30, 1998

                  * Incorporated by reference to the Exhibits to Amendment No. 3 to the registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 31, 1998